-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): February 17, 2004


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)

                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On February 17, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on February 17, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  February 19, 2004              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                February 17, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        850,000,000.00               0.00             0.00                 0.00                  0.00                  0.00
A2        956,875,000.00     419,673,072.98    73,353,620.55           657,487.81         74,011,108.36        346,319,452.43
A3        634,550,000.00     634,550,000.00             0.00         1,374,858.33          1,374,858.33        634,550,000.00
A4        353,212,000.00     353,212,000.00             0.00           894,803.73            894,803.73        353,212,000.00
B          72,777,000.00      54,612,225.67     2,846,315.65           132,434.65          2,978,750.30         51,765,910.02
C          29,110,000.00      21,844,890.27     1,138,526.26            78,095.48          1,216,621.74         20,706,364.01
D          72,777,000.00      47,346,310.20     3,984,841.92           236,731.55          4,221,573.47         43,361,468.28
CERT                0.00               0.00             0.00         5,210,969.15          5,210,969.15                  0.00
TOTALS  2,969,301,000.00   1,531,238,499.12    81,323,304.38         8,585,380.70         89,908,685.08      1,449,915,194.74
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1         0.00000000      0.00000000       0.00000000      0.00000000        0.00000000     A1     1.420000 %
A2       96683MAB9       438.58714355     76.65956426       0.68711985     77.34668411      361.92757929     A2     1.880000 %
A3       96683MAC7     1,000.00000000      0.00000000       2.16666666      2.16666666    1,000.00000000     A3     2.600000 %
A4       96683MAD5     1,000.00000000      0.00000000       2.53333332      2.53333332    1,000.00000000     A4     3.040000 %
B        96683MAE3       750.40501353     39.11009866       1.81973220     40.92983085      711.29491488     B      2.910000 %
C        96683MAF0       750.42563621     39.11117348       2.68277156     41.79394504      711.31446273     C      4.290000 %
D        96683MAG8       650.56694010     54.75413826       3.25283469     58.00697294      595.81280185     D      6.000000 %
TOTALS                   515.68988766     27.38802984       2.89138107     30.27941091      488.30185782
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



    RECEIVABLES
                            Beginning Receivables Balance                                                           1,597,854,629.39
                            Ending Receivables Balance                                                              1,513,492,990.25
                            Beginning Number of Contracts                                                                    132,702
                            Ending Number of Contracts                                                                       129,160

    COLLECTIONS
                            Interest:
                            Interest Collections                                                                        8,267,294.26
                            Reinvestment Income                                                                            62,874.57
                            Repurchased Loan Proceeds Related to Interest                                                     373.38
                            Total Interest Collections                                                                  8,330,542.21

                            Principal:
                            Principal Collections                                                                      53,005,570.58
                            Prepayments in Full                                                                        28,142,580.12
                            Repurchased Loan Proceeds Related to Principal                                                212,958.58
                            Total Principal Collections                                                                81,361,109.28

                            Recoveries and Liquidation Proceeds                                                         1,575,210.02

                            Total Collections                                                                          91,266,861.51

                            Principal Losses for Collection Period                                                      3,000,537.54

    DISTRIBUTIONS
    Fees:
                            Receivable Servicers                                                                        1,331,545.52
                            Data Administration and Reporting Fees:                                                        26,630.91
                            Other Fees:                                                                                         0.00
                            Total Fees:                                                                                 1,358,176.43

    Interest Distribution Amounts
                            Interest Due - Class A-1                                                                            0.00
                            Interest Paid - Class A-1                                                                           0.00
                            Shortfall - Class A-1                                                                               0.00
                            Carryover Shortfall - Class A-1                                                                     0.00
                            Change in Carryover Shortfall - Class A-1                                                           0.00

                            Interest Due - Class A-2                                                                      657,487.81
                            Interest Paid - Class A-2                                                                     657,487.81
                            Shortfall - Class A-2                                                                               0.00
                            Carryover Shortfall - Class A-2                                                                     0.00
                            Change in Carryover Shortfall - Class A-2                                                           0.00

                            Interest Due - Class A-3                                                                    1,374,858.33
                            Interest Paid - Class A-3                                                                   1,374,858.33
                            Shortfall - Class A-3                                                                               0.00
                            Carryover Shortfall - Class A-3                                                                     0.00
                            Change in Carryover Shortfall - Class A-3                                                           0.00

                            Interest Due - Class A-4                                                                      894,803.73
                            Interest Paid - Class A-4                                                                     894,803.73
                            Shortfall - Class A-4                                                                               0.00
                            Carryover Shortfall - Class A-4                                                                     0.00
                            Change in Carryover Shortfall - Class A-4                                                           0.00

                            Interest Due - Class B                                                                        132,434.65
                            Interest Paid - Class B                                                                       132,434.65
                            Shortfall - Class B                                                                                 0.00
                            Carryover Shortfall - Class B                                                                       0.00
                            Change in Carryover Shortfall - Class B                                                             0.00

                            Interest Due - Class C                                                                         78,095.48
                            Interest Paid - Class C                                                                        78,095.48
                            Shortfall - Class C                                                                                 0.00
                            Carryover Shortfall - Class C                                                                       0.00
                            Change in Carryover Shortfall - Class C                                                             0.00

                            Interest Due - Class D                                                                        236,731.55
                            Interest Paid - Class D                                                                       236,731.55
                            Shortfall - Class D                                                                                 0.00
                            Carryover Shortfall - Class D                                                                       0.00
                            Change in Carryover Shortfall - Class D                                                             0.00

                            Interest Due - Total                                                                        3,374,411.55
                            Interest Paid - Total (Includes Certificates)                                               8,585,380.70
                            Shortfall - Total                                                                                   0.00
                            Carryover Shortfall - Total                                                                         0.00
                            Change in Carryover Shortfall - Total                                                               0.00

    Principal Allocations
                            First Allocation of Principal                                                                       0.00
                            Second Allocation of Principal                                                                      0.00
                            Third Allocation of Principal                                                               4,866,188.44
                            Regular Principal Allocation                                                               76,457,115.94
                            Total Principal Allocations                                                                81,323,304.38

    Principal Distribution Amounts
                            Principal Distribution - Class A-1                                                                  0.00
                            Principal Distribution - Class A-2                                                         73,353,620.55
                            Principal Distribution - Class A-3                                                                  0.00
                            Principal Distribution - Class A-4                                                                  0.00
                            Principal Distribution - Class B                                                            2,846,315.65
                            Principal Distribution - Class C                                                            1,138,526.26
                            Principal Distribution - Class D                                                            3,984,841.92

                            Certificate Distribution                                                                    5,210,969.15

    Total Distribution                                                                                                 91,266,861.51

    PORTFOLIO INFORMATION
                            Weighted Average Coupon                                                                           5.95 %
                            Weighted Average Original Term (months)                                                            57.43
                            Weighted Average Remaining Term                                                                    32.30
                            Weighted Average Age (months)                                                                      26.45
                            Remaining Number of Receivables                                                                  129,160
                            Portfolio Receivable Balance (end of period)                                            1,513,492,990.25
                                                  Discount Receivables                                                811,808,072.07
                                                  Non-Discount Receivables                                            667,217,928.41
                            Adjusted Portfolio Receivable Balance (end of period)                                   1,479,026,000.48

    OVERCOLLATERALIZATION INFORMATION
                            Overcollateralization Amount                                                               29,110,805.74
                            Target Level of Overcollateralization                                                      29,110,805.74

    NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                            Total Principal Losses for Collection Period                                                3,000,537.54
                            Recoveries and Liquidation Proceeds                                                         1,575,210.02
                            Net Losses for Collection Period                                                            1,425,327.52
                            Net Loss Rate for Collection Period(annualized)                                                 1.0704 %

                            Cumulative Net Losses for all Periods($)                                                   18,147,394.74
                            Cumulative Net Losses for all Periods(% of original portfolio)                                  0.6049 %

        Delinquent Receivables
        Number of Contracts
        31 - 60 Days Delinquent                                                                                     2,039
        61 - 90 Days Delinquent                                                                                       416
        91 - 120 Days Delinquent                                                                                      130
        Over 120 Days Delinquent                                                                                      287
        Sub Total                                                                                                   2,872
        Repossesions (# of vehicles)                                                                                  297
        Total Number of Delinquencies and Repossesions                                                              3,169

        $ Amount of Delinquency
        31 - 60 Days Delinquent                                                                             25,863,813.09
        61 - 90 Days Delinquent                                                                              5,094,595.54
        91 - 120 Days Delinquent                                                                             1,639,773.92
        Over 120 Days Delinquent                                                                             2,993,946.05
        Sub Total                                                                                           35,592,128.60
        Repossesions                                                                                         4,379,471.36
        Total Amount of Delinquencies and Repossesions                                                      39,971,599.96

        % of End Period Balance
        31 - 60 Days Delinquent                                                                                  1.7089 %
        61 - 90 Days Delinquent                                                                                  0.3366 %
        91 - 120 Days Delinquent                                                                                 0.1083 %
        Over 120 Days Delinquent                                                                                 0.1978 %
        Sub Total                                                                                                2.3517 %
        Repossesions                                                                                             0.2894 %
        Total % of Delinquencies and Repossesions                                                                2.6410 %


        Monthly Net Loss Rate:
        Current Collection Period                                                                                0.0892 %
        Preceding Collection Period                                                                              0.1100 %
        Second Preceding Collection Period                                                                       0.0714 %
        Three Month Average                                                                                      0.0902 %
        Annualized Average Net Loss Rate                                                                         1.0824 %
